1998 ANNUAL REPORT


                                    PETROLEUM
                                   & RESOURCES
                                   CORPORATION (R)

                      INVESTING IN RESOURCES FOR THE FUTURE (R)

                                1998 AT A GLANCE

THE COMPANY

o a closed-end equity investment company emphasizing natural resources stocks
o objectives: preservation of capital reasonable income opportunity for capital gain
o internally-managed
o low expense ratio
o low turnover

STOCK DATA

NYSE Symbol                               PEO
Market Price as of 12/31/98           $30 5/8
Discount                                10.7%
52-Week Range                $40 1/8-$27 3/4
Shares Outstanding                 13,841,375



SUMMARY FINANCIAL INFORMATION

                                           YEAR ENDED DECEMBER 31
                                            1998            1997
--------------------------------------------------------------------
Net asset value per share             $       34.30    $       41.46
Total net assets                        474,821,118      556,452,549
Unrealized appreciation                 155,040,245      250,201,593
Net investment income                    11,060,345       10,026,876
Total realized gain                      20,532,408       20,397,716
Total return (based on market value)        (10.0)%            11.7%
Total return (based on net asset value)     (11.1)%            18.9%
Expense ratio                                 0.31%            0.47%
--------------------------------------------------------------------

1998 DIVIDENDS AND DISTRIBUTIONS


                        AMOUNT
PAID                  (PER SHARE)      TYPE
--------------------------------------------------------------
March 1, 1998            $0.08         Long-term capital gain
March 1, 1998             0.12         Investment income
June 1, 1998              0.20         Investment income
September 1, 1998         0.20         Investment income
December 28, 1998         1.39         Long-term capital gain
December 28, 1998         0.04         Short-term capital gain
December 28, 1998         0.26         Investment income
--------------------------------------------------------------
                         $2.29
==============================================================


1999 ANNUAL MEETING OF STOCKHOLDERS

LOCATION: The Pierre, New York, New York
DATE: March 30, 1999
TIME: 11:00 a.m.
HOLDERS OF RECORD: February 12, 1999


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

                                PORTFOLIO REVIEW

TEN LARGEST PORTFOLIO HOLDINGS (12/31/98)

                                           MARKET VALUE         % OF NET ASSETS
                                           ------------         ---------------
Royal Dutch Petroleum Co.                  $ 41,555,501                8.8
Exxon Corp.                                  24,131,250                5.1
Mobil Corp.                                  20,910,000                4.4
General Electric Co.                         20,400,000                4.3
Enron Corp. $13.65 Conv. Pfd. Ser. J         19,472,578                4.1
British Petroleum plc ADR                    16,145,878                3.4
Schlumberger Ltd.                            10,638,425                2.2
Texaco Inc.                                   9,899,075                2.1
Chevron Corp.                                 9,123,125                1.9
"Shell" Transport and Trading Co. plc ADR     8,925,000                1.9
                                           ------------             -------
  Total                                    $181,200,832               38.2%


[BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

SECTOR WEIGHTINGS (12/31/98)

Internationals        29%
Domestics           10.2%
Producers              9%
Distributors        20.3%
Services             8.5%
Basic Materials      4.2%
Capital Goods
  & Other            6.7%
Paper & Forest
  Products           6.2%
Cash & Equivalent    5.6%


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

                             LETTER TO STOCKHOLDERS


In a difficult investing environment, your Corporation again provided returns superior to most other natural resources funds. We are pleased to submit the financial statements for the year ended December 31, 1998. In addition, there is a schedule of investments provided along with other financial information and the report of independent accountants.

THE YEAR IN REVIEW

Crude oil began the year at a normalized trading price of $18 per barrel. However, in the extremely difficult energy environment that followed, oil prices recorded a very disappointing trend, declining over 33% from that January high price to $12 per barrel at year-end. The initial price decline during the first half reflected the combination of substantial additional oil production from OPEC countries and reduced consumption, caused by mild winter weather patterns in the U.S. and the economic problems of Southeast Asia. In July, oil ministers from OPEC agreed on production cuts exceeding 2.6 million barrels per day. With compliance by OPEC averaging over 90% during the summer months, worldwide inventory levels stabilized, allowing oil prices to generally trade in a $14-$15 per barrel range. Unfortunately, this calm was short lived as prices plunged almost 20% during the fourth quarter. Consistently high Iraqi production levels, unseasonably warm winter weather, and the inability of OPEC to further reduce its output contributed to an unexpected build in worldwide inventories, renewing pricing pressure. During December, oil prices dropped to $10.70 per barrel, the lowest price of the past twelve years. On a positive note, oil prices recovered to $12 per barrel during the final weeks of 1998, as cold weather arrived and the military conflict with Iraq escalated.

Domestic natural gas prices remained relatively attractive through the first half of 1998 despite the El Nino-related warm winter weather and the subsequent build up of gas storage levels to 15% above normal. The burden of this excess inventory position and the onset of another very mild November-December period finally pushed natural gas prices sharply lower during the fourth quarter. This combination of factors caused gas consumption to decline modestly and resulted in average natural gas prices dropping by 17% for the full year.

Energy stocks recorded a very disappointing year, outperforming the S&P 500 in only the months of April and September. Reflecting the continual weakening of commodity prices through August, the Dow Jones Energy Index declined 14% versus a 1% drop for the S&P 500 for the eight-month period. In September, energy stocks recorded their strongest performance, advancing 13%. OPEC production cut compliance, a threatened Iraqi oil production shutdown and a series of Gulf of Mexico hurricanes combined to strengthen both oil and natural gas prices and to attract investor interest in energy equities. Unfortunately, as these positive fundamental industry factors moderated, oil prices renewed their downtrend and energy stocks again significantly underperformed the surging broad equity markets. While the various energy sectors experienced widely divergent stock market performance for the full year, all sectors fell short of the strong S&P 500 gain. Major oil companies and natural gas pipeline stocks turned in the best results, with both sectors advancing approximately 13%. In contrast, most companies in the exploration and production business and oil service industry experienced declines exceeding 25%. Our paper and forest product stocks all recorded modest gains and our diverse holdings in basic industries produced attractive returns. Cash and short term investments at year-end stood at 5.6% of net assets compared to 3.1% the prior year.

Total dividends and distributions paid in 1998 were $2.29 per share. The return on net assets, including income and capital gains distributions for the calendar year, was (11.1)%. For a comparison with the Corporation's performance in 1998, the rate of return was 28.7% for the Standard & Poor's 500 Stock Index, the Dow Jones Energy Index declined 2.0%, and the average natural resources mutual fund provided a return of (23.9)%.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 1998 were $474,821,118 or $34.30 per common share on 13,841,375 common shares outstanding as compared with $556,452,549 or $41.46 per common share on 13,422,787 common shares outstanding a year earlier.

Net investment income for the year 1998 was $11,060,345 compared to $10,026,876 for the year 1997. These earnings are equivalent to $0.82 and $0.77 per common share, respectively, on the average number of common shares outstanding throughout each year.

Net realized gains amounted to $20,532,408 during the year, while the unrealized appreciation on investments decreased from $250,201,593 at December 31, 1997 to $155,040,245 at year end.

DIVIDENDS AND DISTRIBUTIONS

As announced on November 13, 1998, a year-end distribution consisting of investment income of $0.26 and capital gains of $1.43 was made on December 28, 1998, both realized and taxable in 1998. On January 14, 1999, an additional distribution of $0.20 per share was declared payable March 1, 1999, representing the balance of undistributed net investment income and capital gains earned in 1998 and an initial distribution


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

from 1999 net investment income, taxable to shareholders in 1999.

OUTLOOK for 1999

As we move into 1999, depressed crude oil prices of $12 per barrel are expected to recover from the most significant downturn of the past decade. This low oil price environment has damaged oil industry profitability, resulting in a substantial reduction of company capital budgets and the initiation of major consolidations. The closing of the BP Amoco merger kicked off the year and the Exxon/Mobil union is moving ahead. The momentum for such actions to improve profitability is gaining strength and we expect 1999 to witness additional mergers throughout the various energy sectors.

Due to low oil prices, productive capacity will be reduced as capital expenditure cuts exceeding 20% from last year's levels have been announced by many major oil companies. A significant decline in drilling activity is already underway. This environment of less exploration spending will lower production from non-OPEC countries and should create a bottom in oil prices. Of near term significance, only a severe winter heating season will initiate a substantial drawdown of excess petroleum inventories. Then, the OPEC meeting anticipated for February would hopefully further enhance production discipline. These supply side adjustments, combined with moderate worldwide demand growth, should enable crude oil prices to approach $15 per barrel by year-end.

Domestic natural gas prices are also expected to recover as the year unfolds. The inventory overhang resulting from the record-setting warm temperatures of 1998 will diminish as normal winter heating consumption patterns materialize. Reduced drilling activity will quickly impact production levels, as natural field depletion, particularly in the Gulf of Mexico, becomes apparent.

YEAR 2000 READINESS DISCLOSURE

As the millennium approaches, the Corporation, along with other investment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The date problem relates to computer programs which only use two digits to identify the date. For example, 00 could be interpreted as 1900. Therefore, all computer programs must process data using appropriate date coding. The Corporation has established a Year 2000 project team, which reports directly to the Chairman of the Board. The project team has been testing its in-house hardware and software systems for the Y2K issue and monitoring the Year 2000 compliance status of the Corporation's principal outside vendors. The Corporation's custodian bank and transfer agent, The Bank of New York, has confirmed it will meet all interim and final regulatory deadlines and will be fully compliant in 1999. Since the Corporation has investments in companies that may be materially adversely affected by the Year 2000 issue, the Corporation could also be adversely affected. For this reason, all of the companies whose securities are held in the Corporation's portfolio have been sent surveys to determine their Y2K readiness. The Securities Industry Association (SIA) is scheduled to perform industry tests in March and April 1999 and the Corporation, along with its industry vendors, is planning to participate. The Corporation has incurred no significant costs and does not reasonably expect any additional significant costs relating to the Year 2000 issue. A contingency plan is being formulated to deal with utility power outages and other Y2K problems, which may have a direct effect on the Corporation. Despite these efforts, there is no assurance that any adverse impact on the Corporation will be avoided.

                               -----------------

Mr. Augustine R. Marusi resigned from the Board of Directors as of October 8, 1999. Mr. Marusi joined the Board in 1987 while he was an Advisory Director of Borden, Inc. His keen insight, warm personality, and extensive business knowledge have been of great value to the Corporation. We would like to take this opportunity to express our sincere appreciation for his 11 years of service and wish him well in the future.

Effective January 4, 1999, Ms. Christine M. Griffith was elected by the Board of Directors as Assistant Treasurer. Ms. Griffith was formerly a Manager at PricewaterhouseCoopersLLP.

The proxy statement for the Annual Meeting of Stockholders to be held in New York City on March 30, 1999, will be mailed on or about February 16, 1999 to holders of record on February 12, 1999.

By order of the Board of Directors,


/s/ Douglas G. Ober
Douglas G. Ober,
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


/s/ Richard F. Koloski
Richard F. Koloski,
PRESIDENT



January 22, 1999

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

                               STATEMENT OF ASSETS AND LIABILITIES

                                        DECEMBER 31, 1998


ASSETS
Investments* at value:
   Common stocks and convertible securities
     (cost $292,341,736)                                         $447,315,552
   Short-term investments (cost $26,723,215)                       26,723,215    $474,038,767
--------------------------------------------------------------------------------------------------
Cash                                                                                   67,508
Securities lending collateral                                                      21,006,641
Dividends and interest receivable                                                     815,621
Prepaid expenses                                                                    1,443,315
--------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                                              497,371,852
--------------------------------------------------------------------------------------------------

LIABILITIES
Open written option contracts at value (proceeds $174,369)                            107,940
Obligations to return securities lending collateral                                21,006,641
Accrued expenses                                                                    1,436,153
--------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                          22,550,734
--------------------------------------------------------------------------------------------------

        NET ASSETS                                                               $474,821,118
==================================================================================================
NET ASSETS
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,841,375 shares                  $  13,841,375
Additional capital surplus                                                        304,038,387
Undistributed net investment income                                                   590,571
Undistributed net realized gain on investments                                      1,310,540
Unrealized appreciation on investments                                            155,040,245
--------------------------------------------------------------------------------------------------
        NET ASSETS APPLICABLE TO COMMON STOCK                                    $474,821,118
==================================================================================================
        NET ASSET VALUE PER SHARE OF COMMON STOCK                                      $34.30
==================================================================================================


* SEE SCHEDULE OF INVESTMENTS ON PAGES 12 THROUGH 14.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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
                            STATEEMNT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
   Income:
     Dividends                                                                     $10,373,494
     Interest                                                                        2,275,399
--------------------------------------------------------------------------------------------------
        TOTAL INCOME                                                                12,648,893
--------------------------------------------------------------------------------------------------

   Expenses:
     Investment research                                                               392,078
     Administration and operations                                                     287,302
     Directors' fees                                                                   182,750
     Reports and stockholder communications                                            210,691
     Transfer agent, registrar and custodian expenses                                  159,617
     Auditing services                                                                  43,830
     Legal services                                                                     10,578
     Occupancy and other office expenses                                                91,884
     Travel, telephone and postage                                                      80,037
     Other                                                                             129,781
--------------------------------------------------------------------------------------------------
        TOTAL EXPENSES                                                               1,588,548
--------------------------------------------------------------------------------------------------
        NET INVESTMENT INCOME                                                       11,060,345
--------------------------------------------------------------------------------------------------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                                       20,532,408
   Change in unrealized appreciation on investments                                (95,161,348)
--------------------------------------------------------------------------------------------------
        NET LOSS ON INVESTMENTS                                                    (74,628,940)
--------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                    $(63,568,595)
==================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                       FOR THE YEAR ENDED
                                                                  --------------------------------
                                                                  DEC. 31, 1998   DEC. 31, 1997
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $11,060,345   $ 10,026,876
   Net realized gain on investments                                 20,532,408     20,397,716
   Change in unrealized appreciation on investments                (95,161,348)    58,417,921
--------------------------------------------------------------------------------------------------
        CHANGE IN NET ASSETS RESULTING FROM OPERATIONS             (63,568,595)    88,842,513

DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                           (10,469,774)   (10,060,682)
   Net realized gain from investment transactions
     distributed to common stockholders                            (20,268,408)   (20,382,678)
--------------------------------------------------------------------------------------------------
        DECREASE IN NET ASSETS FROM DISTRIBUTIONS                  (30,738,182)   (30,443,360)
--------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional
   distributions                                                    12,675,346    13,464,406
--------------------------------------------------------------------------------------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                    (81,631,431)    71,863,559

NET ASSETS:
   Beginning of year                                               556,452,549    484,588,990
--------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
     income of $590,571 and -0-, respectively)                     $474,821,118  $556,452,549
==================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]
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
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

SECURITY VALUATION -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 1998 was $319,143,065, and net unrealized appreciation aggregated $155,070,071, of which the related gross unrealized appreciation and depreciation were $199,268,461 and $44,198,390, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1998 were $62,535,320 and $79,240,119, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1998. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

On December 28, 1998, the Corporation issued 418,588 shares of its common stock at a price of $30.2812 per share (market value) to stockholders of record November 23, 1998 who elected to take stock in payment of the distribution from 1998 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the year ended December 31, 1998

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during the subsequent years. At the beginning of 1998, there were 148,259 options outstanding at a weighted average exercise price of $19.758 per share. During 1998, the Corporation granted options, including stock appreciation rights, for 14,098 shares of common stock with an exercise price of $35.365 per share. During the year stock appreciation rights relating to 16,445 stock option shares were exercised at a weighted average market price of $37.6701 per share and the

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
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED) stock options relating to these rights which had a weighted average exercise price of $18.9084 per share were cancelled. At December 31, 1998, there were 49,832 outstanding exercisable options to purchase common shares at $15.5550-$30.8675 per share (weighted average price of $19.337) and unexercisable options to purchase 96,080 common shares at $17.035-$35.365 per share (weighted average price of $24.9125). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.1036 years and 6.8170 years respectively. The total compensation expense recognized in 1998 for the stock options and stock appreciation rights plan was $(224,633). At December 31, 1998, there were 336,250 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1998 was $128,349, and consisted of service cost of $93,583, interest cost of $162,771, expected return on plan assets of $323,839, and net amortization credit of $212,348.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1998, the projected benefit obligation for service rendered to date was $2,362,410. During 1998, the projected benefit obligation increased due to service cost and interest cost of $93,583 and $162,771, respectively, and decreased due to benefits paid in the amount of $74,237. The projected benefit obligation at December 31, 1998 was $2,544,527.

On January 1, 1998, the fair value of plan assets was $4,085,098. During 1998, the fair value of plan assets increased due to the expected return on plan assets of $323,839 and decreased due to benefits paid in the amount of $74,237. At December 31, 1998, the projected fair value of plan assets amounted to $4,334,700, which resulted in excess plan assets of $1,790,173. The remaining components of prepaid pension cost at December 31, 1998 included $470,421 in unrecognized gain, $171,021 in unrecognized prior service cost and $111,298 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 1998 was $1,379,475.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 1998 for employees and former employees of the Corporation was $1,319,151. Aggregate remuneration paid or accrued during the year ended December 31, 1998 to officers and directors amounted to $564,488.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owned 8.3% of the Corporation's common stock, amounted to $478,379 for the year ended December 31, 1998.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 1998, the Corporation had securities on loan of $20,608,485 and held collateral of $21,006,641.

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

[GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                        PETROLEUM & RESOURCES CORPORATION

-----------------------------------------------------------------------------
Calendar     Market       Cumulative      Cumulative      Total      Total net
 Years        value      market value    market value     market       asset
               of         of capital       of income       value       value
            original         gains         dividends
             shares      distributions     taken in
                            taken in        shares
                             shares
-----------------------------------------------------------------------------
 1984       $ 9,042        $    746        $    404       $10,192     $10,516
 1985         9,042           1,669             953        11,664      12,365
 1986         9,802           3,303           1,743        14,848      14,029
 1987         7,014           3,423           1,910        12,347      14,453
 1988         7,098           4,163           2,410        13,671      16,171
 1989         9,126           6,242           3,937        19,305      22,229
 1990         8,492           6,605           4,400        19,497      22,186
 1991         8,788           7,845           5,233        21,866      23,607
 1992         8,535           8,659           5,658        22,852      25,032
 1993         9,295          10,609           6,854        26,758      28,840
 1994         8,535          10,890           7,088        26,513      28,182
 1995         9,549          13,504           8,842        31,895      35,575
 1996        11,746          18,162          11,862        41,770      44,582
 1997        12,337          20,896          13,341        46,574      52,903
 1998        10,351          19,398          11,906        41,655      46,957
-----------------------------------------------------------------------------

                           ILLUSTRATION OF AN ASSUMED
                          15 YEAR INVESTMENT OF $10,000
                                   (UNAUDITED)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1984-1998. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.

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10

                              FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED DECEMBER 31
                                                     -----------------------------------------------------
                                                     1998       1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year               $41.46     $37.09      $31.51     $26.84      $29.64
----------------------------------------------------------------------------------------------------------
     Net investment income                            0.82       0.77        0.79       0.86        0.94
     Net realized gains and change in unrealized
        appreciation and other changes               (5.69)      5.93        6.93       5.90       (1.64)
----------------------------------------------------------------------------------------------------------
   Total from investment operations                  (4.87)      6.70        7.72       6.76       (0.70)
----------------------------------------------------------------------------------------------------------
   Less distributions
     Dividends from net investment income            (0.78)     (0.77)      (0.82)     (0.87)      (0.92)
     Distributions from net realized gains           (1.51)     (1.56)      (1.32)     (1.22)      (1.18)
----------------------------------------------------------------------------------------------------------
   Total distributions                               (2.29)     (2.33)      (2.14)     (2.09)      (2.10))
----------------------------------------------------------------------------------------------------------
   Net asset value, end of year                     $34.30     $41.46      $37.09     $31.51      $26.84
==========================================================================================================
   Per share market price, end of year             $30.625     $36.50      $34.75     $28.25      $25.25
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market price                            (10.0)%      11.7%      31.2%       20.5%      (0.7)%

RATIOS/SUPPLEMENTAL DATA
   Net assets applicable to common stock, end
     of year (in 000's)                           $474,821   $556,453    $484,589   $401,405    $332,279
   Ratio of expenses to average net assets            0.31%      0.47%       0.63%      0.57%       0.42%
   Ratio of net investment income to average
     net assets                                       2.13%      1.91%       2.31%      2.89%       3.19%
   Portfolio turnover                                12.70%     13.09%      15.50%     15.86%      10.95%
   Average brokerage commission rate                 $0.06      $0.06       $0.06         --          --
   Number of common shares outstanding at end of
     year (in 000's)                                13,841     13,423      13,066      12,739     12,380
----------------------------------------------------------------------------------------------------------

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

                               DECEMBER 31, 1998

                                                                      PRIN. AMT.
                                                                       OR SHARES   VALUE (A)
---------------------------------------------------------------------------------------------
STOCKS AND CONVERTIBLE SECURITIES -- 94.1%
   ENERGY -- 77.0%
     INTERNATIONALS -- 29.0%
        British Petroleum plc ADR..................................     177,916  $16,145,878
        Chevron Corp...............................................     110,000    9,123,125
        Exxon Corp.................................................     330,000   24,131,250
        Mobil Corp.................................................     240,000   20,910,000
        Royal Dutch Petroleum Co...................................     868,000   41,555,501
        "Shell" Transport and Trading Co., plc ADR.................     240,000    8,925,000
        Texaco Inc.................................................     186,775    9,899,075
        Total S.A. ADR.............................................     140,000    6,965,000
                                                                                -------------
                                                                                 137,654,829
                                                                                -------------
     DOMESTICS -- 10.2%
        Amoco Corp.................................................      50,000    2,993,750
        Ashland, Inc...............................................     115,950    5,609,081
        Atlantic Richfield Co......................................     100,000    6,537,500
        Conoco Inc. (B)............................................     104,000    2,158,000
        Kerr McGee Corp............................................     110,000    4,207,500
        Murphy Oil Corp............................................     110,000    4,537,500
        Phillips Petroleum Co......................................      90,000    3,836,250
        Tesoro Petroleum Corp. (B).................................     300,000    3,637,500
        Tosco Corp.................................................     175,000    4,528,125
        Unocal Capital Trust $3.125 Conv. Pfd......................      72,540    3,531,791
        Unocal Corp................................................     150,000    4,378,125
        Valero Energy Corp.........................................     125,000    2,656,250
                                                                                -------------
                                                                                  48,611,372
                                                                                -------------
     PRODUCERS -- 9.0%
        Anadarko Petroleum Corp....................................     180,000    5,557,500
        Apache Corp................................................      97,783    2,475,132
        Barrett Resources Corp. (B)................................     120,400    2,889,600
        Burlington Resources Inc...................................      55,000    1,969,688
        Devon Energy Corp..........................................     137,900    4,231,806
        Enron Oil & Gas Co.........................................     290,000    5,002,500
        Noble Affiliates Inc.......................................      91,855    2,261,929
        Occidental Petroleum Corp. $3.00 Conv. Exch. Pfd...........      30,000    1,408,125
        Occidental Petroleum Corp..................................     175,000    2,953,125
        Ocean Energy, Inc. (B).....................................     436,150    2,780,456
        Oryx Energy Co. (B)........................................     193,100    2,594,781
        Seagull Energy Corp. (B)...................................     200,000    1,262,500
        Union Pacific Resources Group, Inc.........................     225,816    2,046,458
        Vastar Resources, Inc......................................     125,000    5,398,438
                                                                                -------------
                                                                                  42,832,038
                                                                                -------------

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

                               DECEMBER 31, 1998

                                                                      PRIN. AMT.
                                                                       OR SHARES   VALUE (A)
---------------------------------------------------------------------------------------------
     DISTRIBUTORS --20.3%
        AGL Resources Inc.                                              200,000 $  4,612,500
        Atmos Energy Corp..........................................     200,000    6,450,000
        Coastal Corp...............................................     220,000    7,727,500
        Consolidated Natural Gas Co................................     100,000    5,400,000
        El Paso Energy Corp........................................     150,000    5,221,875
        Energen Corp...............................................     353,900    6,901,050
        Enron Corp. $13.65 Conv. Pfd. Ser. J.......................      25,000   19,472,578
        Equitable Resources Inc....................................     100,000    2,912,500
        KNEnergy, Inc. 8.25% PEPS Units due 2001...................     130,000    4,883,125
        LG&E Energy Corp...........................................     150,000    4,246,875
        National Fuel Gas Co.......................................     100,000    4,518,750
        New Jersey Resources, Inc..................................     185,000    7,307,500
        Northwestern Corp..........................................     178,300    4,713,806
        Questar Corp...............................................     268,000    5,192,500
        Washington Gas Light Co....................................     100,000    2,700,000
        Western Gas Resources Inc..................................     186,000    1,069,500
        Williams Companies, Inc....................................     102,000    3,181,125
                                                                                -------------
                                                                                  96,511,184
                                                                                -------------
     SERVICES -- 8.5%
        BJ Services Co. (B)........................................     200,000    3,125,000
        Diamond Offshore Drilling, Inc.............................      96,800    2,292,950
        ENSCOInternational, Inc....................................     140,000    1,496,250
        Global Industries Ltd......................................     243,000    4,443,750
        Halliburton Co.............................................     150,400    1,490,825
        Loews Corp. 3.125% Exch. Sub. Debs due 2007................  $1,500,000    1,192,500
        Nabors Industries, Inc. (B)................................     245,000    3,307,500
        Petroleum Geo-Services ASA ADR (B).........................     100,000    1,575,000
        Santa Fe Int'l Corp........................................     120,000    1,740,000
        Schlumberger Ltd...........................................     229,400   10,638,425
        Transocean Offshore Inc....................................     230,000    6,166,875
        Weatherford/Enterra Inc. (B)...............................     139,000    2,693,125
                                                                                -------------
                                                                                  40,162,200
                                                                                -------------
   BASIC INDUSTRIES -- 17.1%
     BASIC MATERIALS -- 4.2%
        E.I. duPont deNemours & Co.................................      80,000    4,245,000
        Freeport-McMoRan Copper & Gold Inc. Ser. A (B).............     127,603    1,236,154
        Newpark Resources, Inc. (B)................................     420,000    2,861,250
        Southdown, Inc.............................................     100,000    5,918,750
        United Water Resources, Inc................................     250,000    5,984,375
                                                                                -------------
                                                                                  20,245,529
                                                                                -------------

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]
                                                                              13

                                                                      PRIN. AMT.
                                                                       OR SHARES   VALUE (A)
---------------------------------------------------------------------------------------------
   CAPITAL GOODS & OTHER -- 6.7%
        Deere & Co.................................................     120,000$   3,945,000
        Dover Corp.................................................     200,400    7,339,650
        General Electric Co........................................     200,000   20,400,000
                                                                                -------------
                                                                                  31,684,650
                                                                                -------------
   PAPER AND FOREST PRODUCTS -- 6.2%
        Boise Cascade Corp.........................................     150,000    4,650,000
        Consolidated Papers, Inc...................................     220,000    6,050,000
        Fort James Corp............................................     178,000    7,120,000
        Mead Corp..................................................     200,000    5,862,500
        Temple-Inland, Inc.........................................     100,000    5,931,250
                                                                                -------------
                                                                                  29,613,750
                                                                                -------------
TOTAL STOCKS AND CONVERTIBLE SECURITIES
   (Cost $292,341,736) (C).........................................              447,315,552
                                                                                -------------

SHORT-TERM INVESTMENTS --  5.6%
   U.S. GOVERNMENT OBLIGATIONS -- 1.5%
     U.S. Treasury Bills, 4.45%, due 2/25/99.......................  $7,000,000    6,952,431
                                                                                -------------
    CERTIFICATES OF DEPOSIT -- 1.0%
     First National Bank of Chicago, 5.20%, due 1/28/99............   $5,000,000   5,000,000
                                                                                -------------
   COMMERCIAL PAPER -- 3.1%
     Chevron USA, 5.43%, due 1/7/99................................  $5,000,000    4,995,475
     Ford Motor Credit Corp., 5.51%, due 1/7/99....................  $4,065,000    4,061,268
     General Electric Capital Corp., 5.60%, due 1/13/99............  $1,965,000    1,961,332
     Texaco Inc., 6.10%, due 1/4/99................................  $3,755,000    3,752,709
                                                                                -------------
                                                                                  14,770,784
                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $26,723,215)..............................................               26,723,215
                                                                                -------------
TOTAL INVESTMENTS
   (Cost $319,064,951).............................................              474,038,767
     Cash, receivables and other assets, less liabilities..........                  782,351
                                                                                -------------
NET ASSETS-- 100%..................................................             $474,821,118
=============================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at December 31, 1998 covering open call option contracts written was $4,265,625. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $6,870,625.

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]
14

                            PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

                         DURING THE THREE MONTHS ENDED DECEMBER 31, 1998
                                           (UNAUDITED)

                                                                        SHARES
                                                      ----------------------------------------
                                                                                      HELD
                                                       ADDITIONS   REDUCTIONS    DEC. 31, 1998
----------------------------------------------------------------------------------------------
Conoco, Inc........................................     104,000                     104,000
Consolidated Papers, Inc...........................      45,000                     220,000
Enron Oil & Gas Co.................................     100,000(1)                  290,000
KN Energy, Inc. 8.25% PEPS Units due 2001..........     130,000                     130,000
Northwestern Corp..................................     178,300                     178,300
Petroleum Geo-Services ASA ADR.....................     100,000                     100,000
Temple-Inland, Inc.................................      15,000                     100,000
Williams Companies, Inc............................      40,800                     102,000
Burlington Resources, Inc..........................                    25,000        55,000
Caterpillar Inc....................................                   100,000          --
Enron Corp. 6.25% Exch. Notes due 1998.............                   175,000(1)       --
KN Energy Inc......................................                   120,000          --
Talisman Energy, Inc...............................                    55,000          --

-----------
(1) Received a share of Enron Oil and Gas Co. for each share of Enron Corp. 6.25% Exch. Notes due 1998 and also sold 75,000 shares separately.

                          ----------------------------

                                  COMMON STOCK
                      Listed on the New York Stock Exchange
                            and the Pacific Exchange
                        PETROLEUM & RESOURCES CORPORATION
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

                            WEBSITE: www.peteres.com

                           E-MAIL: contact@peteres.com

                   TELEPHONE: (410) 752-5900 or (800) 638-2479

                       COUNSEL: Chadbourne & Parke L.L.P.

               INDEPENDENT ACCOUNTANTS: PricewaterhouseCoopers LLP

               TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
           The Bank's Shareholder Relations Department: (800) 432-8224
                      E-Mail: Shareowner-svcs@bankofny.com


             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
PETROLEUM & RESOURCES CORPORATION:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation, hereafter referred to as the "Corporation", at December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
January 12, 1999

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

                          SHAREHOLDER INFO AND SERVICES

WE ARE OFTEN ASKED --

HOW DO I INVEST IN PETROLEUM & RESOURCES?

Petroleum & Resources common stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 18).

WHERE DO I GET INFORMATION ON THE STOCK'S PRICE, TRADING AND/OR NET ASSET VALUE?

The DAILY net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The WEEK-ENDING NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800) 638-2479 or visit our website.

HOW DO I REPLACE A LOST CERTIFICATE(S) OR HOW DO ICORRECT A SPELLING ERROR ON MY CERTIFICATE?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

CAN YOU SEND MY DIVIDEND CHECKS DIRECTLY TO MY BANK?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, the Bank cannot electronically transfer funds at this time.)

WHO DO I NOTIFY OF A CHANGE OF ADDRESS?

The Transfer Agent.

WE GO TO FLORIDA (ARIZONA) EVERY WINTER. HOW DO WE GET OUR MAIL FROM PETROLEUM & RESOURCES?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the Bank.

I WANT TO GIVE SHARES TO MY CHILDREN, GRANDCHILDREN, ETC. AS A GIFT. HOW DO I GO ABOUT IT?

Giving shares of Petroleum is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1 and September 1 and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all REGISTERED STOCKHOLDERS OF RECORD are sent a dividend announcement notice and an election card in mid-November.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE THEIR ELECTIONS BY NOTIFYING THEIR BROKER REPRESENTATIVE.

BUYDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our Transfer Agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced and enhanced by BuyDIRECT. The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares without going through a broker. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to be one of the first closed-end funds to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                             $7.50

A ONE-TIME FEE FOR NEW ACCOUNTS WHO ARE NOT CURRENTLY REGISTERED HOLDERS.

Optional Cash Investments
 Service Fee                                   $2.50 per investment
 Brokerage Commission                          $0.05 per share
Reinvestment of Dividends**
 Service Fee                                   10% of amount invested
                                               (maximum of $2.50 per investment)
 Brokerage Commission                          $0.05 per share

Sale of Shares
 Service Fee                                   $10.00
 Brokerage Commission                          $0.05 per share

Deposit of Certificates for safekeeping        Included
Book to Book Transfers                         Included

TO TRANSFER SHARES TO ANOTHER PARTICIPANT OR TO A NEW PARTICIPANT

FEES ARE SUBJECT TO CHANGE AT ANY TIME.

MINIMUM AND MAXIMUM CASH INVESTMENTS
Initial minimum investment (non-holders)       $500.00
Minimum optional investment
 (existing holders)                            $50.00
Maximum per transaction                        $25,000.00
Maximum per year                               NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

FOR NON-REGISTERED SHAREHOLDERS

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.
                             ---------------------

THE CORPORATION
Petroleum & Resources Corp.
Lawrence L. Hooper, Jr.,
Secretary and General Counsel
Seven St. Paul Street,
 Suite 1140
Baltimore, MD 21202
(800) 638-2479
Website:
www.peteres.com
E-mail:
contact@peteres.com


THE TRANSFER AGENT
The Bank of New York
Shareholder Relations   Dept.-8W
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 432-8224
Website: http://stock.bankofny.com
E-mail:
Shareowner-svcs@
bankofny.com

* BuyDIRECT is a service mark of The Bank of New York
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

                        HISTORICAL FINANCIAL STATISTICS



                          VALUE OF                                        PER COMMON SHARE
                                                                     -----------------------------
                         NET ASSETS                        NET ASSET    DIVIDENDS DISTRIBUTIONS
                        APPLICABLE TO        COMMON        VALUE PER    FROM NET    FROM NET
                           COMMON            SHARES         COMMON     INVESTMENT   REALIZED
DEC. 31                     STOCK          OUTSTANDING       SHARE       INCOME       GAINS
--------------------------------------------------------------------------------------------------

1984                   $219,202,630         7,941,979       $27.60       $1.26        $2.27
1985                    237,489,296         8,372,627        28.36        1.38         2.34
1986                    246,071,990         8,979,978        27.40        1.45         2.89
1987                    234,062,235         9,636,306        24.29        1.67         2.31
1988                    248,370,688         9,997,584        24.84         .92         1.20
1989                    322,866,019        10,384,600        31.09        1.20         1.20
1990                    308,599,851        10,793,289        28.59        1.10         1.25
1991                    314,024,187        11,185,572        28.07         .92         1.23
1992                    320,241,282        11,579,503        27.66         .77         1.23
1993                    355,836,592        12,006,671        29.64         .82         1.30
1994                    332,279,398        12,380,300        26.84         .92         1.18
1995                    401,404,971        12,739,383        31.51         .87         1.22
1996                    484,588,990        13,065,819        37.09         .82         1.32
1997                    556,452,549        13,422,787        41.46         .77         1.56
1998                    474,821,118        13,841,375        34.30         .78         1.51

                                            ----------
                                            STOCK DATA
                                            ----------


                        Price (12/31/98)                          $305/8
                        Net Asset Value (12/31/98)                $34.30
                        Discount:                                  10.7%

         New York Stock Exchange and Pacific Exchange ticker symbol: PEO Newspaper stock listings are generally under the abbreviation: PetRs



--------------------------------------------------------------------------------
     This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report.
--------------------------------------------------------------------------------
             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

                        PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------


BOARD OF DIRECTORS (with their principal affiliations)


Enrique R. Arzac(1,3)
PROFESSOR OF FINANCE
AND ECONOMICS
COLUMBIA UNIVERSITY

Allan Comrie(1,3)
RETIRED PRESIDENT OF
U.S. & FOREIGN
SECURITIES CORPORATION

Daniel E. Emerson(2,4)
RETIRED EXECUTIVE VICE PRESIDENT
NYNEX CORPORATION

Thomas H. Lenagh(2,4)
FINANCIAL ADVISOR

W.D. MacCallan(1,3)
RETIRED CHAIRMAN OF THE CORPORATION AND THE ADAMS EXPRESS COMPANY


W. Perry Neff(3,4)
RETIRED EXECUTIVE VICE PRESIDENT
CHEMICAL BANK

Douglas G. Ober(1)
CHAIRMAN OF THE CORPORATION

Landon Peters(1,2)
PRIVATE INVESTOR

John J. Roberts(1,4)
SENIOR ADVISOR, AMERICAN
INTERNATIONAL GROUP, INC.

Robert J.M. Wilson(2,4)
RETIRED PRESIDENT OF THE CORPORATION AND THE ADAMS EXPRESS COMPANY


OFFICERS


Douglas G. Ober
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Richard F. Koloski
PRESIDENT

Joseph M. Truta
EXECUTIVE VICE PRESIDENT

Nancy J.F. Prue
VICE PRESIDENT -- RESEARCH

Maureen A. Jones
VICE PRESIDENT AND TREASURER

Lawrence L. Hooper, Jr.
SECRETARY AND GENERAL COUNSEL

Christine M. Griffith
ASSISTANT TREASURER

Geraldine H. Stegner
ASSISTANT SECRETARY





1. MEMBER OF EXECUTIVE COMMITTEE
2. MEMBER OF AUDIT COMMITTEE
3. MEMBER OF COMPENSATION COMMITTEE
4. MEMBER OF RETIREMENT BENEFITS COMMITTEE

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]

PETROLEUM & RESOURCES CORPORATION
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com




[GRAPHIC APPEARS HERE]


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